                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report:                     July 14, 1998
Date of earliest event reported:    July 14, 1998


                           FIRST AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)


                                    TENNESSEE
                 (State or other jurisdiction of incorporation)


         0-6198                                             62-0799975
(Commission File Number)                                (I.R.S. Employer
                                                       Identification No.)


FIRST AMERICAN CENTER, NASHVILLE, TENNESSEE                 37237-0700
(Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (615) 748-2000

Item 5.           Other Events

                  Included herein as Exhibit 99 are the selected financial data, the management's discussion and analysis and supplementary data and the audited supplemental consolidated financial statements of First American Corporation and Subsidiaries which give retroactive effect to the merger of Deposit Guaranty Corp. into First American Corporation on May 1, 1998 in a transaction accounted for as a pooling of interests.



Exhibit No.                Description
-----------                -----------
        23.                Accountants' Consent

        99.                Selected Financial Data

                           Management's Discussion and Analysis of Financial
                           Condition and Results of Operations; Quantitative and
                           Qualitative Disclosures about Market Risk

                           Supplementary Financial Data

                           Independent Auditors' Report

                           Supplemental Consolidated Balance Sheets as of
                           December 31, 1997 and 1996

                           Supplemental Consolidated Statements of Income for the years ended December 31, 1997, 1996, and 1995

                           Supplemental Consolidated Statements of Changes in
                           Shareholders' Equity for the Years ended December 31,
                           1997, 1996 and 1995

                           Supplemental Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995

                           Notes to the Supplemental Consolidated Financial
                           Statements

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST AMERICAN CORPORATION
                                    --------------------------
                                    (Registrant)


Date: July 14, 1998                 /s/ Mary Neil Price
                                    -----------------------------
                                    Name:  Mary Neil Price
                                    Title: Executive Vice President, General
                                           Counsel and Corporate Secretary

                                  EXHIBIT INDEX


Exhibit No:                Description
-----------                -----------
         23                Accountants' Consent

         99                Selected Financial Data

                           Management's Discussion and Analysis of Financial
                           Condition and Results of Operations; Quantitative and
                           Qualitative Disclosures about Market Risk

                           Supplementary Financial Data

                           Independent Auditors' Report

                           Supplemental Consolidated Balance Sheets as of
                           December 31, 1997 and 1996

                           Supplemental Consolidated Statements of Income for the years ended December 31, 1997, 1996, and 1995

                           Supplemental Consolidated Statements of Changes in
                           Shareholders' Equity for the Years ended December 31,
                           1997, 1996 and 1995

                           Supplemental Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995

                           Notes to the Supplemental Consolidated Financial
                           Statements